                                                                  EXHIBIT 99.221

EXECUTIVE SUMMARY


Perot Systems Corporation(1) is very pleased to present this proposal to develop, integrate, and operate business and Information Technology (IT) systems and services for California Department of Water Resources' (CDWR's) scheduling and settlements function.

We understand the enormous challenge that CDWR is facing in leading California out of its current energy crisis. And we understand the tremendous technical challenge that your organization is facing in provide scheduling and settlements services to CDWR in order for it to meet its challenge. The solutions proposed will go a long way to completely mitigate your technical and business challenges.

In our proposal, we present CDWR with three solution options. Each of these solutions has its own specific characteristics. They enable you to optimize between your competing objectives of risk mitigation and cost control.

We do not see a need to talk much about our qualifications in providing the systems and services that you need. Suffice it to say that:

    - Perot Systems was part of the team that designed, developed and implemented scheduling and settlements business and IT solutions for both the California ISO (Cal ISO) and the California PX (CalPX).

    - Perot Systems developed and integrated the scheduling and settlements system that is currently being used at CalPX. We believe that it should be clear to all that the scheduling and settlements solutions that would meet CDWR's needs are very similar to those currently being used by CalPX. In fact we know of no other solution provider in the marketplace who has such a complete solution as we do to meet your immediate and long-term needs - please see our comparison table at the end of this executive summary for better illustration of this point.

    - Perot Systems staff that will be engaged in this "process" has been operating all the IT infrastructure, applications and business processes that CalPX currently uses for its scheduling and settlements functions.

As indicated earlier, we propose three solution options to CDWR to meet its scheduling and settlements needs:


----------

(1) For the purpose of this proposal, Perot Systems includes its subcontracting partners such as PowerMeter, Inc.

SOLUTION 1: Provide CDWR with scheduling and settlements operations services.

SOLUTION 2: Provide CDWR with scheduling and settlements applications hosting services. In this solution, CDWR would run scheduling and settlements business processes using its own staff.

SOLUTION 3: Provide CDWRT with a software solution for scheduling and settlements and integrate the same into CDWR current infrastructure. In this solution, CDWR would run scheduling and settlements business and IT processes using its own staff.

We describe these solution options in further detail below where we will attempt to highlight their main benefits from CDWR's point of view.

We must emphasize that for all our solution options, CDWR will be the official Scheduling Coordinator vis-a-vis Cal ISO and rest of the marketplace. Perot System will solely act as an agent of CDWR in providing the essential services that it needs.


--------------------------------------------------------------------------------
SOLUTION 1: SCHEDULING AND SETTLEMENTS OPERATIONS SERVICES
--------------------------------------------------------------------------------


In this solution option, Perot systems will provide scheduling and settlements operations services to CDWR on 7X24 basis. To implement this solution, we will:

    - design interfaces between your business operation processes and systems and our scheduling and settlements operation processes and systems;

    -   implement a file based interface to your existing systems;

    -   register your resources with the ISO;

    - operate the scheduling and settlements processes -- send your forward market and real-time schedules to ISO and return final schedules back in the file format;

    - interface with the ISO on scheduling and settlements processes, questions or concerns;

    - operate the ISO settlements system -- we will present the ISO settlements statements in the file format;

    - track ISO processes and system changes and adapt our processes and systems to meet such changes as necessary -- you may need to modify your file interface in response to some of these changes; and

    -   track and facilitate settlements disputes with the ISO.

As we will describe later in this proposal, we price these services based on a subscription fee and a volumetric charge.

The benefits of this solution are obvious. Above all, our proposed Solution 1 practically eliminates all risks associated with setting up and running your scheduling and settlements operations and allows you to concentrate on building and operating your other much needed services. Furthermore, this service can start practically immediately after Perot Systems and CDWR have entered into agreement for such services.


--------------------------------------------------------------------------------
SOLUTION 2: SCHEDULING AND SETTLEMENTS APPLICATION HOSTING
--------------------------------------------------------------------------------

In this solution, CDWR would operate its scheduling and settlements services using an application hosting service provided on 7X24 basis by Perot Systems. For this purpose we will:

    - design the interface between your business systems and our scheduling and settlements systems;

    -   implement a file based interface to your existing systems;

    - provide your operators with access to our scheduling and settlements systems and applications -- you will interface with the ISO on scheduling and settlements processes, questions or concerns;

    -   present ISO settlements statements in the file format; and

    - track ISO system changes and adapt our systems to meet such changes as necessary -- you need to modify your business processes and file interfaces in response to some of these changes.

As we will describe later in this proposal, we price our applications hosting services based on a subscription fee and a volumetric charge.

The benefits of this solution are also very clear. Our Solution 2 eliminates almost all risks associated with setting up and running scheduling and settlements systems and applications, while keeping all business operations under your control. Furthermore, this service can start almost immediately after Perot Systems and CDWR have entered into agreement for such services(2).


--------------------------------------------------------------------------------
SOLUTION 3:  SOFTWARE SOLUTION
--------------------------------------------------------------------------------

In this solution, we will install and integrate our scheduling and settlements systems and applications into CDWR current infrastructure. For this purpose we will:

    -   specify your hardware and system software needs;

    - design the interface between your business systems and our scheduling and settlements systems;

    - install our ISO scheduling and settlements application on your hardware platform;

    - implement a file based interface between your business systems and the installed ISO scheduling and settlements subsystems -- you will run these applications and interface with the ISO; and

    - track ISO system changes and adapt our systems to meet such changes based on upgrade fee -- you need to modify your business processes and file interfaces in response to some of these changes.

Should you use this solution option, you will pay us a license fee for our systems and software. Integration services will be provided on time and material (T&M) basis. All major system and application changes will be made on T&M basis.

The main feature of this solution is that it keeps all business and IT operations under your control. Installation and integration services will start in earnest immediately after Perot Systems and CDWR have reached an agreement for this solution. Since our knowledge of your current systems is limited, we cannot propose a timeline for implementing solution. We foresee a minimum of two months before this solution is fully implemented.

------------
(2) It seems that CDWR is hiring many of the CalPX past staffers. Since the systems and applications that we will provide in this solution are the same systems and applications currently used by CalPX, there will be very short learning curve to bring your staff up to speed while implementing this solution.

--------------------------------------------------------------------------------
OPTIONAL SERVICES AND SOLUTIONS
--------------------------------------------------------------------------------

In addition to the services described earlier for each of our proposed solutions, Perot Systems can provide you with the following additional services and solutions to improve the efficiency of your solution. These are:

    - Transparently integrating our scheduling and settlements processes and systems with your existing processes and systems (your processes and systems permitting);

    - Integrating your "participants" into the scheduling and settlements processes and systems including allocating and invoicing your participants' share of charges (based on your required formulas);

    - Developing interfaces between your scheduling and settlements systems and those of additional Control Area Operators (CAOs) with minimum possible changes to your processes and systems;

    -   Managing your real-time resource dispatch and tagging needs;

    -   Processing and validating your meter data;

    - Providing energy trading services - WITHOUT taking title in the power or clearing such trades; and

    -   Consulting on RTO developments around the nation.

As we will describe below, depending on your selection of these options as an operation service, application hosting service or software installation, our pricing mechanism will vary. Regardless of the pricing option, our approach allows you to only take on the services you need and disregard the ones that have little or no value to you.


--------------------------------------------------------------------------------
OUR PLAN
--------------------------------------------------------------------------------


Once you accept any one of our solutions, we will start our engagement at CDWR through a three-stage process:

STAGE 1 -- REQUIREMENTS STUDY: We will immediately enter into contract negotiations with you while in parallel and based on a letter of intent we will start providing requirements analysis and design services to you.

STAGE 2 -- INTEGRATION DESIGN AND IMPLEMENTATION: Upon completion of Stage 1 and execution of the services agreement, we will start our integration design and implementation (the nature of which will depend on the selected solution).

STAGE 3 -- OPERATION: Finally, depending on the selected solution we will either enter into an operation service, an application hosting service or an installation effort.

The timeline for any of these activities can only be developed after Stage 1 requirements study is completed.


--------------------------------------------------------------------------------
PRICING
--------------------------------------------------------------------------------

As indicated above, our pricing will vary depending on the selected solution. In the following we present our pricing options.

PRICING FOR SOLUTION 1:

In this solution we will charge a monthly subscription fee and a monthly volumetric fee for our scheduling and ISO settlements operations services.(3) There will also be separate T&M charges for our services in Stages 1 and 2 of the proposal. However, these charges will be fully refunded if CDWR enters into a minimum two year agreement to receive scheduling and settlements operations services exclusively from Perot Systems. Under this solution Perot Systems will track ISO business process and systems changes to ensure compatibility with such changes.


(3) 20% discount will apply to subscription and volumetric fees if 7X24 operation is not required.

------------------------------------------------------------------------------------------
                   PRICING
    STAGE         MECHANISM           RATE                       COMMENTS
------------------------------------------------------------------------------------------
     1.              T&M            $200/hr        Will not exceed $100K.  Will be
  Req study                                        fully refunded if a minimum 2 year
                                                   exclusive operation service is
                                                   purchased
------------------------------------------------------------------------------------------
     2.              T&M            $200/hr        Will determine a cap based on Stage
 File based                                        1.  Fees will be fully refunded if a
 Integration                                       minimum 2 year exclusive operation
                                                   service is purchased
------------------------------------------------------------------------------------------
     3.         Subscription     Subscription:     -  Subscription fee covers 2.5 TWh
  Business          plus         $550,000/month       per month of energy and 250 GWh
  Operation      Volumetric       Volumetric:         per month of capacity scheduling
                                2.5-5 c/MWh Per       and ISO settlements
                                      side
                                                   -  Volumetric fee is 5 c/MWh per
                                                      side for the second 2.5TWh of
                                                      energy and the second 250 GWh per
                                                      month of capacity scheduling and
                                                      ISO settlements per month

                                                   -  Volumetric fee is 2.5 c/MWh per side
                                                      for energy and capacity scheduling
                                                      and ISO settlements exceeding 5 TWh
                                                      per month for energy and 500 GWh
                                                      for capacity
------------------------------------------------------------------------------------------


PRICING FOR SOLUTION 2:

In this solution we will charge a monthly subscription fee and a monthly volumetric fee for our scheduling and ISO settlements application hosting services.(4) There will also be separate T&M charges for our services in Stages 1 and 2 of the proposal. However, 50% of these charges will be refunded if CDWR enters into a minimum two year agreement to receive scheduling and settlements application hosting services exclusively from Perot Systems. Under this solution option Perot Systems will track ISO systems changes to ensure compatibility with such changes.


(4) 20% discount will apply to subscription and volumetric fees if 7X24 operation is not required.

------------------------------------------------------------------------------------------
                   PRICING
    STAGE         MECHANISM           RATE                       COMMENTS
------------------------------------------------------------------------------------------
                     T&M             $200/hr        Will not exceed $100K.  50% of such
     1.                                             fees will be fully refunded if a
  Req study                                         minimum 2 year exclusive
                                                    application hosting service is
                                                    purchased
------------------------------------------------------------------------------------------
     2.              T&M             $200/hr        Will determine a cap based on Stage
 File based                                         1.  50% of the fees will be
 Integration                                        refunded if a minimum 2 year
                                                    exclusive application hosting
                                                    service is purchased
------------------------------------------------------------------------------------------
     3.         Subscription      Subscription:     - Subscription fee covers 2.5 TWh
 Application        plus         $300,000/month       per month of energy and 250 GWh
   Hosting       Volumetric        Volumetric:        per month of capacity scheduling
                                 1.5-3 c/MWh Per      and ISO settlements
                                      side
                                                    - Volumetric fee is 3 c/MWh per
                                                      side for the second 2.5TWh of
                                                      energy and the second 250 GWh per
                                                      month of capacity scheduling and
                                                      ISO settlements per month

                                                    - Volumetric fee is 1.5 c/MWh per side
                                                      for energy and capacity scheduling
                                                      and ISO settlements exceeding 5 TWh
                                                      per month for energy and 500 GWh
                                                      for capacity
------------------------------------------------------------------------------------------


PRICING FOR SOLUTION 3:

In this solution we will charge a license fee and an annual maintenance fee for our scheduling and ISO settlements applications at CDWR. There will also be separate T&M charges for our services in Stages 1 and 2 of the proposal. Under this solution Perot Systems will track ISO systems changes to ensure compatibility with such changes. CDWR will pay for installation and integration of such changes.

------------------------------------------------------------------------------------------
                   PRICING
    STAGE         MECHANISM           RATE                       COMMENTS
------------------------------------------------------------------------------------------
                     T&M             $200/hr       Will not exceed $100K.  Will provide
     1.                                            up to 100 hours of study at no
  Req study                                        charge to CDWR once license fee
                                                   is paid.
------------------------------------------------------------------------------------------
     2.              T&M             $200/hr       Cap will be determined at the end of
 File based                                        Stage 1.  Will provide up to 400
 Integration                                       hours of integration services at no
                                                   charge to CDWR once license fee is
                                                   paid.
------------------------------------------------------------------------------------------
     3.          Upfront and        License:       All major system/application changes
 License fee    annual license     $2,000,000      due to ISO will be priced on T&M
                                  Maintenance:     basis.
                                 $400,000/year
------------------------------------------------------------------------------------------


PRICING FOR OPTIONAL SERVICES:

The following present the price menu of our optional services. All three options of operations services, application hosting and solution provision are available for these optional services. CDWR may choose one or more of these services and the method of delivery in conjunction with one of the solutions offered earlier. It is necessary the delivery option for optional services to be consistent with that of the selected solution option.


------------------------------------------------------------------------------------------
                                                   APPLICATIONS
  OPTIONAL SERVICE      OPERATIONS SERVICE(5)        HOSTING(6)        SOFTWARE SOLUTION
------------------------------------------------------------------------------------------
  Integration with          Subscription:         Subscription:            License:
 CDWR "participants"        $70,000/month         $40,000/month            $500,000
  and allocation of       (3 participants)       (3 participants)
  all charges among                                                      Maintenance:
 these participants       $10,000/month per      $5,000/month per        $100,000/Year
                             additional             additional
                             participant           participant           Integration:
                                                                            $200/hr
                                                                      (For more than 100
                                                                      hours of services)
------------------------------------------------------------------------------------------

-----------

(5)     Integration services are included.

(6)     Integration services are included.

------------------------------------------------------------------------------------------
                          $25,000/month per       Subscription:            License:
 Real-time Dispatch             staff             $25,000/month            $250,000
and Tagging Services                                                     Maintenance:
                                                                         $50,000/Year
                                                                         Integration:
                                                                            $200/hr
                                                                       (For more than 50
                                                                      hours of services)
------------------------------------------------------------------------------------------
      Trading:             2c/MWh per side      1.2c/MWh per side          License:
  Clearing Auction          (No clearing)                                  $500,000
 Bilateral Matching                                                      Maintenance:
     Pay as bid                                                          $100,000/Year
                                                                         Integration:
                                                                            $200/hr
                                                                      (For more than 100
                                                                      hours of services)
------------------------------------------------------------------------------------------
     Transparent                 N/A                   N/A                  $200/hr
  integration with
   existing & new
       systems
------------------------------------------------------------------------------------------
     Meter data             Subscription:         Subscription:               N/A
   processing and           $45,000/month         $25,000/month
     validation           (3 participants)       (3 participants)
                                  &                     &
                          $5,000/month per       $3,000/month per
                             additional             additional
                             participant           participant
------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
COMPARISON WITH ANOTHER SERVICE PROVIDER
--------------------------------------------------------------------------------

The following table compares our services with those of another scheduling and settlements services provider in California. This table, which has been developed based on openly available information on the services of this provider, clearly indicates the completeness of our solution offering.

------------------------------------------------------------------------------------------
SERVICES, SYSTEMS AND
   QUALIFICATIONS                PEROT SYSTEMS             OTHER MAJOR SERVICE VENDOR
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Scheduling               DA, HA, Ancillary Services,     DA, HA, Ancillary Services,
                         Supplemental Energy,            Supplemental Energy,
                         ETC/FTR, Bilateral              Bilateral Scheduling
                         Scheduling, Inter-SC
                         Adjustment Bids
------------------------------------------------------------------------------------------
Real-time dispatch       Optional service                Not mentioned
and tagging
------------------------------------------------------------------------------------------
HUB locations            25 Zones                        8 hubs
------------------------------------------------------------------------------------------
Metering                 Process and Validate meter      None
                         data from and provide
                         Settlement Quality Meter
                         Data to ISO (optional
                         service).
------------------------------------------------------------------------------------------
Dispute Processing       Developed a fully functional    Not mentioned
                         dispute processing and
                         tracking system. The model
                         is expandable to provide
                         predictive disputes.
------------------------------------------------------------------------------------------
ISO System               Fully automated data            Not mentioned
Interface                communication of all ISO
                         schedule and settlement data.
------------------------------------------------------------------------------------------
Settlements and          All ISO charge types for        Few participants
Billing                  over 70 participants in CA
                         alone.
------------------------------------------------------------------------------------------
10 minute Settlements    Provided                        Not mentioned
------------------------------------------------------------------------------------------
Settlement and           Web based                       Web based
Billing data access
------------------------------------------------------------------------------------------
ISO Public Market        Provided                        Not mentioned
Information
------------------------------------------------------------------------------------------
Handling of ISO          Provided.  Sharing among        Uplift spread over
charges                  participants as an optional     participants
                         service.
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Service Schedule         7 by 24 operation               Capable of 7 by 24 operation
------------------------------------------------------------------------------------------
IT Team Experience       Provided IT support to CalPX    Handling less than 5% of
                         that handled 80% of             California market?
                         California electric energy
                         market.  Developed a
                         majority of improvement
                         applications in PX trading,
                         settlement, metering and
                         finance systems.  Made all
                         PX system changes to
                         accommodate ISO market and
                         system changes.  Conduced
                         numerous Market Simulation
                         including ISO and IOUs to
                         provide End to End
                         integration test before
                         introducing change.  Provide
                         complete help desk and
                         computer operation services
                         using Perot's pool of
                         resources. Runs a Program
                         Office applying proven
                         project management
                         technologies.  IT project
                         success (on schedule, under
                         budget) rate close to 95%.
------------------------------------------------------------------------------------------
Business Team            Involved in the design,         Not mentioned
Experience               implementation and operation
                         of ISO and PX from day one.
                         Intimately familiar with
                         energy market and utility
                         financing and operation.
                         Team experts published widely
                         on major market issues.
                         Handled 80% of California
                         energy market.
------------------------------------------------------------------------------------------
Operation Team           Handled 80% of California       Not mentioned
Experience               spot market and long term
                         contract market (yearly,
                         quarterly and month).

------------------------------------------------------------------------------------------
                         Conducted Web based real-time
                         energy auction for the Alberta
                         Balancing Power Pool.
------------------------------------------------------------------------------------------
Company Financial        See Annual Report.              See Annual Report
Strength
------------------------------------------------------------------------------------------
Interface with           Web based, initially file       Web based, limited GUI
Participant Systems      based
------------------------------------------------------------------------------------------
System Platforms         NT, MS SQL                      NT, MS SQL
------------------------------------------------------------------------------------------
Participant System       PC compatible workstations      PC compatible workstations
Requirements             running Windows 85, 98, 2000    running Windows 85, 98 and NT
                         and NT
------------------------------------------------------------------------------------------
Data transmission        SSL, 128 bit encryption         SSL, 128 bit encryption
security
------------------------------------------------------------------------------------------
Clearing and Credit      Not offered in California so    Offered to certain extent.
Management               as to insulate participants     Can lead to similar failures
                         from the current credit         as the PX has experienced
                         crisis.                         with large participants
                                                         default. Large California
                                                         utilities will have difficulty
                                                         to trade with credit
                                                         self-management participants
                                                         due to the utilities current
                                                         credit standings.
------------------------------------------------------------------------------------------
Trading services         Clearing auction                Provided (Fulin??)
                         Bilateral matching
                         Pay as bid
                         Block forward
                         (optional service)
------------------------------------------------------------------------------------------
Credit Evaluation        Part of trading service         Not mentioned
------------------------------------------------------------------------------------------
Pricing                  Volumetric and subscription     Volumetric
------------------------------------------------------------------------------------------
Scheduling/Settlements   5.83 c/MWh per side             6.25 c/MWh per side
Fee (based on 7.5
TWH/months)
------------------------------------------------------------------------------------------
Trading Fee              2 c/MWh per side                3 c/MWh per side
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------


We are confident that one of our proposed solutions will meet all of your immediate and long-term technical and business objectives of providing scheduling and settlements services in California. In fact, we believe that only our solutions can meet your very aggressive timeline while at same time remaining cost effective. Finally, our operations or applications hosting solution option will mitigate your ongoing risk of keeping up with Cal ISO's and market's ongoing business processes or systems changes.(7)


--------

(7) We must mention that last year alone, CalPX spent $3.5M in software development to keep pace with Cal ISO business process and system changes.